UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012 (May 18, 2012)

American Realty Capital Trust III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54690	27-3515929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 18, 2012, the board of directors of American Realty Capital Trust III, Inc. (the “Company”) approved a resolution providing for a modification of the Company’s share repurchase program.

For as long as the Company remains a non-traded REIT, the Company will honor repurchase requests in connection with the death or disability of a stockholder.  The Company will continue to limit the purchases that it may make pursuant to its share repurchase program in any calendar year to 5.0% of the weighted average number of shares outstanding on December 31st of the prior year, ratably by calendar quarter.  Any changes to these policies will require a majority vote of the Company’s stockholders.

On May 23, 2012, the Company issued a press release announcing the modification of the Company’s share repurchase program. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.	Press Release dated May 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST III, INC.

Date: May 23, 2012	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors